SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

CAPLEASE, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-32039	52-2414533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York, NY	10018

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 217-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation

On February 11, 2008, the Compensation Committee of our Board of Directors made annual compensation awards for our executive officers.

2008 Base Salaries

The Compensation Committee approved a 2.9% increase in each executive officer’s base salary for 2008, reflecting the percentage increase in the Consumer Price Index and the minimum increase provided under each officer’s employment agreement.

Cash Bonuses

The Compensation Committee approved annual cash bonus awards with respect to the year ended December 31, 2007, as follows:

Name	Title	2007 Cash Bonus
Paul H. McDowell	Chief Executive Officer	$240,000
Shawn P. Seale	Senior Vice President, Chief Financial Officer and Treasurer	$225,000
William R. Pollert	President	$110,000
Robert C. Blanz	Senior Vice President and Chief Investment Officer	$225,000
Paul C. Hughes	Vice President, General Counsel and Corporate Secretary	$110,000

Long-Term Incentive Awards

The Compensation Committee approved long-term incentive awards in the form of restricted stock granted under our 2004 stock incentive plan, to our executive officers, as follows:

Name	Title	Number of Shares
Paul H. McDowell	Chief Executive Officer	68,000
Shawn P. Seale	Senior Vice President, Chief Financial Officer and Treasurer	63,200
William R. Pollert	President	42,500
Robert C. Blanz	Senior Vice President and Chief Investment Officer	59,100
Paul C. Hughes	Vice President, General Counsel and Corporate Secretary	29,500

The long-term incentive awards, which are scheduled to vest over five years, were allocated 75% as performance-based awards and 25% as time-based awards. The performance-based awards are scheduled to vest through March 24, 2013, if performance criteria determined by the Compensation Committee is met and as long as the executive officer continues to be employed by our company. One-fifth of the performance-based shares will be available for vesting annually beginning on March 24, 2009, provided that shares which fail to vest in any year will accumulate and not be forfeited but will be available for vesting in subsequent years through March 24, 2013, at which time all unvested shares will be forfeited.

The time-based awards are scheduled to vest in five equal annual installments beginning on March 24, 2009, as long as the executive officer continues to be employed by our company.

The long-term incentive awards are payable on March 24, 2008, the anniversary of our initial public offering, and will be governed by a stock award agreement. The vesting of the awards may accelerate upon certain events in accordance with the stock award agreements and each executive officer’s respective employment agreement. The awards will have voting and dividend rights unless and until forfeited.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Form of Restricted Stock Award Agreement - Executive Officers (incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2007)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Shawn P. Seale
Shawn P. Seale
Senior Vice President, Chief Financial Officer and Treasurer

DATE: February 15, 2008